BBH Broad Market Fund
class n  shares
class i  shares

Portfolio of BBH Trust

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Supplement to the Prospectus dated February 29, 2008

1.                      Under the heading entitled “Principal Investment Strategies,” please delete the first five paragraphs on pages 3 and 4 in their entirety and replace them with the following:

Through its separately identifiable department (the “SID”) Brown Brothers Harriman & Co. (“BBH”) serves as the Investment Adviser to the Fund (the “Investment Adviser”).  As Investment Adviser, BBH will invest the assets of the Fund in a well-diversified portfolio of high quality fixed income instruments.  These investments will be primarily focused in notes and bonds issued by domestic and foreign corporations and financial institutions and U.S. Government, Government agency and Government guaranteed issuers.  The Fund may also purchase asset-backed securities, mortgage backed securities, and other sovereign debt when the Investment Adviser believes that the additional income from these securities justifies a higher risk of allocations to these asset classes.  The Fund may invest in money market instruments, repurchase agreements and derivative instruments to meet its investment objective, although not typically as a primary strategy.

Despite comparisons contained in the Fund's shareholder reports, the Fund will not measure its performance success nor alter its construction in relation to any particular benchmark or index.  Instead, the Fund will seek to preserve capital and to generate a positive absolute return, while attempting to avoid instances of negative total return over extended periods of time. The Fund will have the flexibility to invest in the sectors, industries, securities and durations that the Investment Adviser identifies as offering attractive risk-adjusted returns consistent with the Fund’s investment objective and as disclosed in the Fund’s registration statement.

While the assets of the Fund will be primarily invested in securities denominated in U.S. dollars, some investments may be denominated in other currencies.  The weighted average rating of the Fund’s total fixed income holdings will be investment grade or better.  In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies.  Such investments may prevent the Fund from achieving its investment objective.

Cusip      05528X851
05528X802

February 4, 2009